UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 11, 2003

OAO TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23173	52-1973990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 Greenway Center Drive, Greenbelt, Maryland 20770

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 486-0400

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Exhibits.

(c) Exhibits.

99.1 Press Release dated November 11, 2003.

ITEM 12.    Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished pursuant to Item 12, Results of Operations and Financial Condition, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of OAO Technology Solutions, Inc. under the Securities Act of 1933.

On November 11, 2003, OAO Technology Solutions, Inc. announced financial results for the quarter ended September 30, 2003. The text of the press release is included as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003	OAO TECHNOLOGY SOLUTIONS, INC.

	By:	/S/ CHARLES A. LEADER
Charles A. Leader, President and Chief Executive Officer

Date: November 11, 2003	By:	/S/ J. JEFFREY FOX
J. Jeffrey Fox, Senior Vice President of Finance and Chief Financial Officer

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